UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2007

American Electric Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Long Drive, Houston, TX	77087
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-644-8182

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2007, registrant issued a press release announcing certain unaudited financial results for the three months and nine months ended September 30, 2007 and 2006.
This information is furnished pursuant the requirements of Item 2.02 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Press release issued on November 14, 2007, including information furnished pursuant to Item 2.02.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Electric Technologies, Inc. (Registrant)
November 16, 2007 (Date)	/s/ JOHN H. UNTEREKER John H. Untereker Senior Vice President and CFO

EXHIBIT INDEX

Press release issued on November 14, 2007, including information furnished pursuant to Item 2.02.